UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2009

CHANCERY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-53142
 (Commission File Number)

26-4567259
 (IRS Employer Identification No.)

4400 Westgrove Drive, Suite 104, Dallas, Texas 75001
 (Address of principal executive offices and Zip Code)

972-655-9870
 Registrant's telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On October 19th, 2009, Chancery Resources, Inc. (the "Company" or "Registrant"), based on a decision made by its Board of Directors, filed a Form 8-K announcing that on October 16th, 2009, the Company had dismissed Manning Elliott, as its independent registered public accounting firm and, on October 16th, 2009, had engaged Malone & Bailey, PC, from Houston Texas as its new independent registered public accounting firm.

The Board of Directors decided to dismiss Manning Elliott and appoint Malone & Bailey, PC as the Company’s new independent registered public accounting firm, primarily based on the following:

i. The Company’s believe the change will allow a most cost-effective and timely completion of the audit review of the Company’s financial statements for the fiscal year ending August 31, 2009 and the timely submission of future SEC filings.

ii. The Board of Directors believed that its decision to replace Manning Elliott was in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCERY RESOURCES, INC.

/s/ Rafael A. Pinedo
Rafael A. Pinedo
President and Director

Date: October 19th, 2009